Specific items	12 Months Ended
Mar. 31, 2018
Specific Items [Abstract]
Specific items

8. Specific items

Year ended 31 March	2018 £m	2017 £m	2016 £m

Revenue
Italian business investigation	–	22	–
Regulatory matters	23	(2)	(203)
EE fair value adjustment	–	–	70
	23	20	(133)
Operating costs
EE acquisition warranty claims	225	–	–
Restructuring charges	241	–	–
EE acquisition and integration costs	46	215	113
Property rationalisation costs	28	–	29
Regulatory matters	26	481	203
Italian business investigation	22	238	–
Out of period irrecoverable VAT	–	30	–
Profit on disposal of businesses	(1)	(16)	–
	587	948	345
Operating loss	610	968	212
Net finance expense
Interest expense on retirement benefit obligation	218	209	221
EE related finance cost	–	–	8
Interest on out of period irrecoverable VAT	–	1	–
	218	210	229
Net specific items charge before tax	828	1,178	441
Taxation
Tax credit on specific items above	(87)	(154)	(70)
Tax credit on re-measurement of deferred tax	–	(63)	(96)
	(87)	(217)	(166)
Net specific items charge after tax	741	961	275

EE acquisition warranty claims

In the year we reached settlements with Deutsche Telekom and Orange in respect of any warranty claims under the 2015 EE acquisition agreement, arising from the issues previously announced regarding our operations in Italy. This represents a full and final settlement of these issues and resulted in a specific item charge of £225m (2016/17: £nil, 2015/16: £nil).

Restructuring charges

During the year we’ve incurred restructuring charges of £241m (2016/17: £nil, 2015/16: £nil), primarily relating to leaver costs. These costs reflect projects within the first phase of our group-wide cost transformation programme (which was announced in May 2017 and is expected to total £300m). Further associated charges relating to the first phase will be recognised in 2018/19 as part of our wider restructuring activity. See note 30 for further details.

EE acquisition and integration costs

We incurred £46m (2016/17: £215m, 2015/16: £113m) of acquisition and integration related costs for EE. Integration costs include EE related restructuring and leaver costs in the year. In 2016/17, this included a £62m (2015/16: £nil) amortisation charge relating to the write-off of IT assets as we integrated the EE and BT IT infrastructure.

Property rationalisation costs

We have recognised a charge of £28m (2016/17: £nil, 2015/16: £29m) relating to the rationalisation of the group’s property portfolio.

Regulatory matters

We’ve recognised a net charge of £49m (2016/17: £479m, 2015/16: £nil) in relation to regulatory matters in the year.  Of this, £23m is recognised in revenue and £26m in operating costs, these are made up of the following:

Deemed Consent

In 2016/17 a charge of £342m was recognised (2015/16: £nil) in relation to Ofcom’s March 2017 findings of its investigation into our historical practices on Deemed Consent by Openreach. This included a fine of £42m. We have agreed the majority of compensation payments to other Communications Providers in the year and continue to estimate the total compensation payments will amount to £300m.

Ladder pricing agreements

In 2016/17 we recognised revenue and costs of £8m (2015/16: £203m) being the prior year impacts of ladder pricing agreements with the other UK mobile operators following a Supreme Court judgment in July 2014.

Other regulatory matters

We re-assessed our regulatory risk provision in light of recent regulatory decisions by Ofcom. As a result we have increased our net charge by £49m (2016/17: £137m) for the year. £51m is recognised in provisions offset by a release of £2m in trade and other payables.

Italian business investigation

In 2017/18, we have incurred professional costs relating to the investigation of our Italian business of £22m (2016/17: £15m).

As part of the investigation into our Italian business in 2016/17, we reviewed the carrying value of the assets and liabilities on the balance sheet of our Italian business including reassessing the recoverability of trade and other receivables and reconsidering other exposures, principally tax penalties. We took into account any changes in facts or circumstances since 31 March 2016 in determining whether there was a need to change an estimate and whether additional exposures had arisen. In the prior year we recognised a charge of £245m in relation to this as well as fees in relation to the investigation of £15m.

During 2017/18 we have reassessed the prior year judgements and estimates we made as a result of the investigation into our Italian business. We concluded that the total adjustments recorded in 2016/17, either as part of the prior year revision or as a specific item, remain appropriate and thus no further adjustment is required. We identified offsetting movements in individual balance sheet line items which were not material either individually or in aggregate. These movements have been adjusted in the 2017/18 balance sheet.

Profit on disposal of businesses

During the year we disposed of non-core businesses with a gain on disposal of £1m (2016/17: £16m, 2015/16: £nil).

EE fair value adjustment

In 2015/16 we recognised a fair value adjustment on the acquisition of EE which reduced the amount of deferred income in relation to its prepaid subscriber base by £70m with no cash impact. The step down reflects the difference between the amount recorded by EE on acquisition and the fair value calculated based on the incremental cost that a market participant would incur to take on the liability plus a reasonable profit margin. This amount was released as a reduction to revenue in the period between acquisition and 31 March 2016, reflecting the period over which EE provided the related service.

Out of period irrecoverable VAT

In 2016/17, we recorded a charge of £30m for out of period irrecoverable VAT. We also recorded a further £1m related interest charge.

Interest expense on retirement benefit obligation

See note 19 for more details.

Tax credit on re-measurement of deferred tax

See note 9 for more details.